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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Action of 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2002


                           --------------------------


                           MERA PHARMACEUTICALS, INC.
                          (FORMERLY AQUASEARCH, INC. )

             (Exact name of Registrant as specified in its charter)

                           --------------------------


         DELAWARE                   33-23460-LA              04-368-3628
(State or other jurisdiction of   (Commission File        (IRS Employer
incorporation or organization          Number)           Identification Number)

                   73-4460 QUEEN KA'AHUMANU HIGHWAY, SUITE 110
                            KAILUA-KONA, HAWAII 96740
                    (Address of principal executive offices)

                                 (808) 326-9301
              (Registrant's telephone number, including area code)


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


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On September 16, 2002, Mera Pharmaceuticals, Inc. ("Mera" or the "Company") merged with Aqua RM Co., Inc. ("Aqua RM") with Mera being the surviving corporation (the "Merger). As a consequence of the Merger, the former shareholders of Aqua RM now own, collectively, a majority of the issued and outstanding shares of common stock of Mera, and, as a result, the transaction was treated as a disposition of Mera's assets to Aqua RM for accounting purposes.

           Assets disposed of by Mera as a result of the Merger consisted primarily of Cash, Accounts Receivable, Inventories, Prepaid Expenses and Plant and Equipment. The total assets received by Aqua RM from Mera were valued at approximately $4,700,000. In addition, as a result of the Merger, Aqua RM assumed approximately $2,960,000 in liabilities of Mera.

           The sole consideration paid by the former Aqua RM shareholders for the Mera common stock that they received in the Merger was their Aqua RM common stock.

           Mera filed a timely report on Form 8-K on October 1, 2002 to announce the Merger and report a change in control and an acquisition or disposition of assets resulting from the Merger. This Amendment No. 1 to the Form 8-K is filed to include pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Business Acquired

                None are required because Aqua RM is not considered a business under Rule 11-01(d) of Regulation S-X and per Securities and Exchange Commission letter to Aquasearch, Inc. (predecessor to
                Mera) dated July 29, 2002.

(b)        Pro Forma Financial Information

                The following unaudited pro forma combined financial statements give effect to the Merger and the application of fresh start accounting principles adopted by Mera as a result of the satisfaction by September 16, 2002 (the "Effective Date") of all conditions of its Plan of Reorganization (the "Plan") confirmed by the U.S. Bankruptcy Court for the District of Hawaii.

                The unaudited pro forma condensed combined balance sheet as of July 31, 2002 gives effect to the Merger and application of fresh start accounting principles as if both had occurred on July 31, 2002. The unaudited pro forma condensed combined statement of operations for the nine months ended July 31, 2002 gives effect to the Merger and the application of fresh start accounting principles as if both had occurred on November 1, 2001. Aqua RM was formed on February 4, 2002 and had no activity during any of Mera's prior fiscal years. As a result, a pro forma condensed combined statement of operations using Mera's fiscal year ended October 31, 2001 is not presented.

                The unaudited pro forma condensed combined financial statements were derived by adjusting Mera's and Aqua RM's historical financial statements. The unaudited pro forma condensed combined financial statements are provided for informational purposes only and should not be construed to be indicative of Mera's combined financial position or results of operations had the Merger been consummated and fresh start accounting principles adopted on the date assumed and do not project Mera's combined financial position or results of operations for any future date or period.

                The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with Mera's historical financial statements and notes thereto included in Mera's Annual Report on Form 10-KSB as of and for the year ended October 31, 2001 and its quarterly report on Form 10-QSB as of and for the nine months ended July 31, 2002.



                           Mera Pharmaceuticals, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                               As of July 31, 2002




                                      Mera
                                     Pharmaceuticals        Aqua RM                            Pro Forma           Discharge
                                    July 31, 2002       July 31, 2002     Pro Forma            Combined              of
                                     (Unaudited)         (Unaudited)     Adjustments        July 31, 2002           Debt
                                      ---------------------------------------------------------------------------------------------

 Cash and cash equivalents                 $ 923,341          $ 90,943      $ 194,000  (a)     $ 1,208,284               $ -
 Accounts receivable, net                     42,439                 -              -               42,439
 Tax receivable                              208,955                 -              -              208,955
 Investment Receivable                             -                 -              -                    -           850,000  (b)
 Inventories                                 714,331                 -              -              714,331
 Prepaid expenses and other                   80,246                 -              -               80,246
                                      ---------------------------------------------------------------------------------------------
                                           1,969,312            90,943        194,000            2,254,255           850,000
                                      ---------------------------------------------------------------------------------------------

                                           3,257,753             4,009                           3,261,762
                                      ---------------------------------------------------------------------------------------------

                                         $ 5,227,065          $ 94,952      $ 194,000          $ 5,516,017         $ 850,000
                                      =============================================================================================



 Accounts payable and accrued expenses     $ 724,391         $ 531,518            $ -          $ 1,255,909         $ 223,192  (c)
 Notes payable                             2,350,000                 -              -            2,350,000        (b)
 Deferred notes payable                                                                                              850,000  (b)
 Other liabilities                            49,001                 -              -               49,001

                                           3,955,324                 -       (186,695) (a)       3,768,629        (3,768,629) (c)
                                      ---------------------------------------------------------------------------------------------

                                           7,078,716           531,518       (186,695)           7,423,539        (2,695,437)
                                      ---------------------------------------------------------------------------------------------


 Common stock                                 13,335                                                13,335            39,992  (b,c)
 Additional paid-in capital               19,976,153                                            19,976,153         1,460,008  (b,c)
 Subscribed Stock                                  -           194,000                             194,000                 -
 Less Subscription Receivable                      -          (194,000)       194,000  (a)               -                 -
 Accumulated deficit                     (21,841,139)         (436,566)       186,695  (a)     (22,091,010)        2,045,437  (c)
                                      ---------------------------------------------------------------------------------------------

 Total stockholders' equity (deficit)      (1,851,651)         (436,566)       380,695           (1,907,522)        3,545,437
                                      ---------------------------------------------------------------------------------------------

Total Liabilties and
Stockholders' Equity (Deficit)           $ 5,227,065          $ 94,952      $ 194,000          $ 5,516,017         $ 850,000
                                      =============================================================================================





                                                                            Mera
                                                                    Pharmaceuticals
                                                  Fresh                Reorganized
                                                  Start              July 31, 2002
                                                 Adjustments            (Unaudited)
                                             -----------------------------------------

  Cash and cash equivalents                            $ -              $ 1,208,284
  Accounts receivable, net                                                   42,439
  Tax receivable                                                            208,955
  Investment Receivable                                                     850,000
  Inventories                                                               714,331
  Prepaid expenses and other                                                 80,246
                                            ----------------------------------------
                                                         -                3,104,255
                                            ----------------------------------------

                                                  (137,915) (d)           3,123,847
                                            ----------------------------------------

                                                $ (137,915)             $ 6,228,102
                                            ========================================



  Accounts payable and accrued expenses                $ -              $ 1,479,101
  Notes payable                                                           2,350,000
  Deferred notes payable                                                    850,000


  Other liabilities                                                          49,001

                                                                                  -
                                            ----------------------------------------

                                                         -                4,728,102
                                            ----------------------------------------


  Common stock                                     (13,335) (d)              39,992
  Additional paid-in capital                   (19,976,153) (d)           1,460,008
  Subscribed Stock                                (194,000) (d)                   -
  Less Subscription Receivable                           -                        -
  Accumulated deficit                           20,045,573  (d)                   -
                                            ----------------------------------------

                                                  (137,915)               1,500,000
                                            ----------------------------------------


                                                $ (137,915)             $ 6,228,102
                                            ========================================








See accompanying notes to unaudited pro forma combined financial statements.



                           MERA PHARMACEUTICALS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JULY 31, 2002



                                                  Mera                      Aqua RM
                                            Pharmaceuticals            February 4, 2002
                                           Nine Months Ended             (Inception) -        Pro Forma              Pro Forma
                                             July 31, 2002               July 31, 2002       Adjustments             Combined
                                          --------------------------------------------------------------------------------------

 Revenues
   Products                                             $ 433,700              $ -                  $ -             $ 433,700
   Contract Services                                      224,464                -                    -               224,464
   Royalties                                               45,179                -                    -                45,179
                                          -----------------------------------------------------------------------------------

   Total Revenues                                         703,343                -                    -               703,343
                                          ------------------------------------------------------------------------------------

 Costs and Expenses
   Cost of products sold                                  226,151                -                    -               226,151
   Cost of subcontract services                           385,117                -                    -               385,117

   Research and development costs                         506,811           30,410                    -               537,221
   General and administrative                             926,413          219,643                    -             1,146,056
                                          -----------------------------------------------------------------------------------

 Total costs and expenses                               2,044,492          250,053                    -             2,294,545
                                          ------------------------------------------------------------------------------------

 Net loss from operations                            $ (1,341,149)      $ (250,053)                 $ -          $ (1,591,202)
                                          ====================================================================================

 Loss per share                                             (0.01)           (0.09)                                     (0.00)
 Weighted average shares outstanding                  122,131,641        2,639,923                                388,798,818





See accompanying notes to unaudited pro forma combined financial statements.

                           MERA PHARMACEUTICALS, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIALS STATEMENTS


1.         Basis of Presentation

           The accompanying pro forma condensed combined financial statements and related explanatory notes of Mera are unaudited. However, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. The unaudited pro forma condensed combined financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and therefore should be read in conjunction with the audited financial statements and explanatory notes thereto for the fiscal year ended October 31, 2001 included in Mera's Annual Report on Form 10-KSB.

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the recorded amounts reported in the unaudited condensed combined financial statements and accompanying notes. A change in the facts and circumstances surrounding these estimates could result in a change to the estimates and impact future operating results.

           The pro forma condensed combined financial statements are provided for informational purposes only and are not necessarily indicative of past or future results of operations or the financial position of the Company, nor are they necessarily indicative of future operating results or financial position.

2.         Reorganization and Fresh-Start Reporting

           On October 30, 2001, certain creditors of the Company filed an involuntary petition under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court, District of Hawaii against Aquasearch, Inc. (predecessor to Mera). On November 30, 2001, the Company stipulated to an entry of an Order for Relief, agreeing to the jurisdiction of the Bankruptcy Court for purposes of resolving the petition that had been filed. On December 3, 2001, the Company's motion to the Bankruptcy Court to incur indebtedness was granted, and Aquasearch, Inc. entered into a Debtor-in-Possession financing arrangement with certain parties. On June 17, 2002, the Bankruptcy Court confirmed the Plan. Under Chapter 11, certain claims against the Debtor accruing prior to the filing of the petition for relief under the federal bankruptcy laws were stayed while the Debtor continued to operate. These claims are identified on the balance sheet as "liabilities subject to compromise."

           Pursuant to the Plan, Aqua RM merged with and into Mera on September 16, 2002. A total of 263,992,029 shares of the Company's common stock were issued to Aqua RM Co., Inc. shareholders in consummation of the Merger. In addition, 2,656,850 shares of the Company's common stock were issued pursuant to the Plan to holders of Aquasearch, Inc. warrants that were validly issued and outstanding as of October 31, 2001. Total shares of common stock of Mera issued and outstanding following the Merger are 388,798,818. The Merger was the final outstanding material event to achieve compliance with the requirements of the Plan, and, as such, the effective date of the Plan was September 16, 2002, the date of the Merger. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, the Merger will be accounted for using the purchase method of accounting.

                           MERA PHARMACEUTICALS, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIALS STATEMENTS


           In accounting for the effects of the reorganization, the Company adopted "fresh start" accounting principles contained in the American Institute of Certified Public Accountants Statement of Position 90-7 ("SOP 90-7"). The Company applied principles contained in SOP 90-7 because post-Merger, existing Mera shareholders owned less than 50% of Mera's total issued and outstanding common stock and the reorganization value of Mera's assets upon completion of the Plan was less than the sum of total pre-petition liabilities allowed plus post-petition liabilities.

           Fresh start accounting principles require that the Company establish a reorganization value. Mera's reorganization value was calculated to be $4,700,000 (see calculation in Note 3(b) below). The Company's tangible assets were recorded at their assumed fair value and the reorganization value was allocated to such assets in accordance with SFAS No. 141.

3.         Pro Forma Balance Sheet

       The enclosed pro forma condensed combined balance sheet reflects adjustments made in conjunction with the discharge of debt, fresh start accounting and accounting for the Merger. The following notes provide detail on adjustments made:

(a) The following pro forma adjustments have been made to the historical balance sheets of Mera and Aqua RM:

            1.) Elimination of an $186,695 charge on the books of Aqua RM. This amount is to be paid by Mera post-Merger to settle liabilities of Aqua RM creditors.

            2.) Receipt of $194,000 by Aqua RM as payment for Aqua RM stock subscriptions. This transaction occurred upon completion of the Merger.

(b) Management calculated the reorganization value of the Company to be $4,700,000. The reorganization value is allocated as follows:

                -------------------------------------------------------------
                Loans received                                   $ 2,350,000
                Commitment for additional loans                      850,000
                New common stock issued ($.0001 par value)            39,992
                Additional paid in capital                         1,460,008
                -------------------------------------------------------------
                Total reorganization value                       $ 4,700,000
                -------------------------------------------------------------

                           MERA PHARMACEUTICALS, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIALS STATEMENTS


(c) Pro forma liabilities subject to compromise totaled $3,768,629 at July 31, 2002. Of such amount, $223,192 remained to be paid at July 31, 2002. The remaining amount of $3,545,437 was discharged. In accordance with SOP 90-7, the discharge of debt was allocated first to the new equity of Mera and then as a gain from the forgiveness of debt. The allocation of the discharge of debt is as follows:

                ----------------------------------------------------------
                New common stock issued ($.0001 par value)      $  39,992
                Additional paid in capital                      1,460,008
                Gain on the forgiveness of debt                 2,045,437
                ----------------------------------------------------------
                Total debt discharged                         $ 3,545,437
                ----------------------------------------------------------

(d) In accordance with SOP 90-7, fresh start adjustments were made to eliminate equity account balances prior to confirmation of the Plan, the accumulated deficit and to adjust the fair value of assets.

4.         Pro Forma Statement of Operations

           The unaudited pro forma condensed combined statement of operations gives effect to the combined income and expenses of Mera and Aqua RM. Certain transactions related to the settlement of liabilities subject to compromise have been excluded because they did not occur in the normal course of business. Details regarding such transactions are contained in Note 3(a). No other pro forma adjustments were required.

5.         Loss Per Share

           Pro forma loss per share amounts were calculated pursuant to Statement of Financial Accounting Standard No.128, "Earnings Per Share." The assumed effects of the exercise of any potential dilutive securities would be anti-dilutive. Accordingly dilutive per share amounts have not been presented.

           Because the Merger involves the issuance of securities, pro forma combined loss per share amounts are presented based on the weighted average number of shares outstanding as if such securities were issued at the beginning of the period (November 1, 2001).